EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



To The Quigley Corporation:


As independent public accountant, I hereby consent to the incorporation of my report dated December 12, 1996, included in this Form 10-KSB into the Company's previously filed Registration Statements on Form S-8, File Numbers 333-10059 and 333-14687.



                                             /S/ NACHUM BLUMENFRUCT
                                             ----------------------
                                             Nachum Blumenfruct
                                             Certified Public Accountant

Brooklyn, New York
April 4, 1997